Exhibit 99.1

For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	George Boyan, EVP and CFO
January 20, 2022	(908) 713-4565

Clinton, NJ, January 20, 2022 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.7 million, or $0.92 per diluted share, for the quarter ended December 31, 2021, a 32.7 percent increase compared to net income of $7.3 million, or $0.69 per diluted share for the prior year’s fourth quarter. For the year ended December 31, 2021, Unity reported net income of $36.1 million, or $3.43 per diluted share, compared to net income of $23.6 million, or $2.19 per diluted share for the year ended December 31, 2020.

Quarterly and Year over Year Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $3.5 million to $20.8 million for the quarter ended December 31, 2021, compared to $17.3 million for the prior year’s quarter, primarily due to commercial loan growth, receipt of SBA PPP loan fees on forgiveness, and residential construction loan growth.
●	Net interest margin (“NIM”) increased 27 basis points to 4.24% for the quarter ended December 31, 2021, compared to 3.97% for the prior year’s quarter. For the year ended December 31, 2021, the NIM increased 31 basis points to 4.16%, compared to 3.85% for the year ended December 31, 2020.
●	The Company released $382 thousand of its provision for loan losses for the quarter ended December 31, 2021. The provision for loan losses decreased $6.8 million for the twelve months ended December 31, 2021 compared to the prior year’s period. The decreases were primarily due to a reduction of specific reserves on impaired loans.
●	Noninterest income decreased $1.6 million to $2.6 million compared to the prior year’s quarter and decreased $892 thousand in the current year compared to the year ended December 31, 2020. The decreases were primarily due to a decline in the gains on residential mortgage loan sales and a decision to not sell SBA available for sale loans in the fourth quarter, partially offset by an increase in servicing and loan fee income. For the quarter ended December 31, 2021, quarterly residential mortgage loan sales were $38.6 million with a gain of 2.03%, compared to $106.0 million with a gain of 1.91% for the quarter ended December 31, 2020.
●	Noninterest expense decreased $65 thousand to $10.7 million compared to the prior year’s quarter, primarily due to a reduction in BSA expenses. Noninterest expense increased $800 thousand compared to the prior sequential quarter, primarily due to increased compensation expenses as the result of a one-time deferred compensation adjustment.
●	The effective tax rate was 25.8% compared to 25.6% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $21.6 million, or 1.3%, from year-end 2020. The increase was primarily due to increases in commercial loans, residential construction loans, SBA loans and consumer loans. SBA PPP loans decreased $71.8 million due to loans being forgiven and paid off. Residential mortgage loans decreased 12.5%. Excluding SBA PPP loans, total loans increased 1.3% compared to the prior sequential quarter and 6.2% from year-end 2020. For the year ended December 31, 2021, the yield on average loans increased 5 basis points to 5.01% compared to the year ended December 31, 2020.
●	Total deposits increased $200.9 million, or 12.9%, from year-end 2020 to $1.8 billion at December 31, 2021. The Company’s deposit composition at December 31, 2021 consisted of 39.5% in savings deposits, 30.1% in noninterest-bearing demand deposits, 16.6% in time deposits and 13.9% in interest-bearing demand deposits. For the year ended December 31, 2021, the yield on average interest-bearing deposits decreased 61 basis points to 0.57% compared to the year ended December 31, 2020.
●	Borrowed funds decreased $160.0 million to $50.3 million at December 31, 2021, due to decreased FHLB advances resulting from core deposit growth, SBA PPP forgiveness and residential mortgage paydowns.
●	Shareholders’ equity was $205.7 million at December 31, 2021 compared to $173.9 million at year-end 2020.
●	Book value per common share was $19.80 as of December 31, 2021. During the fourth quarter, the Company repurchased 3,483 shares of common stock at a total cost of $87 thousand.
●	At December 31, 2021, the Community Bank Leverage Ratio was 10.51%, compared to 10.09% at December 31, 2020.
●	Net nonperforming assets were $9.6 million at December 31, 2021, compared to $11.7 million at December 31, 2020. The allowance to total loans ratio excluding SBA PPP loans was 1.39% at December 31, 2021.

Paycheck Protection Program Loans

As of December 31, 2021, the Company funded 955 Small Business Administration Paycheck Protection Program Round 2 loans, totaling $101.0 million. This is in addition to the 1,224 SBA PPP loans, totaling $143.0 million funded during the year ended December 31, 2020. During the quarter ended December 31, 2021, the Company earned $1.8 million on SBA PPP fees.

The table below summarizes SBA PPP loans as of December 31, 2021:

	Round 1		Round 2		Total
(In thousands, except number of loans)	$	#	$	#	$	#
Funded Principal	143,001	1,224	101,048	955	244,049	2,179
Forgiven Principal	141,112	1,207	54,964	700	196,076	1,907
Outstanding Principal	1,889	17	46,084	255	47,973	272

Funded Fees	5,468		4,083		9,551
Net Earned Fees	5,445		2,583		8,028
Net Unearned Fees	23		1,500		1,523

Total Outstanding Net SBA PPP Loans	1,866		44,584		46,450

Loan Deferrals

Because of COVID-19, the Bank worked with its borrowers who were unable to meet their contractual obligations. Loans which have been granted deferrals have significantly declined. At December 31, 2021, $8.4 million in loans, or 0.51% of the total loan portfolio, were on deferral, compared to $32.5 million in loans, or 2.00% of the total loan portfolio at December 31, 2020.

The table below summarizes loan deferrals as of December 31, 2021:

(In thousands, except percentages)	Total Loan Portfolio Balance	Full Deferrals	Principal Only Deferrals	Total Loans in Deferral	% of Deferrals to Total Loans
SBA loans held for sale	$ 27,373	$ -	$ -	$ -	0.00%
SBA loans held for investment	36,075	-	-	-	0.00%
SBA PPP loans	46,450	-	-	-	0.00%
Commercial loans	931,726	1,857	6,506	8,363	0.90%
Residential mortgage loans	409,355	-	-	-	0.00%
Consumer loans	77,944	-	-	-	0.00%
Residential construction loans	120,525	-	-	-	0.00%
Total loans	$ 1,649,448	$ 1,857	$ 6,506	$ 8,363	0.51%

The table below summarizes loan deferrals as of December 31, 2020:

(In thousands, except percentages)	Total Loan Portfolio Balance	Full Deferrals	Principal Only Deferrals	Total Loans in Deferral	% of Deferrals to Total Loans
SBA loans held for sale	$ 9,335	$ -	$ -	$ -	0.00%
SBA loans held for investment	39,587	562	2,461	3,023	7.64%
SBA PPP loans	118,257	-	-	-	0.00%
Commercial loans	839,788	4,921	22,647	27,568	3.28%
Residential mortgage loans	467,586	1,952	-	1,952	0.42%
Consumer loans	66,100	-	-	-	0.00%
Residential construction loans	87,164	-	-	-	0.00%
Total loans	$ 1,627,817	$ 7,435	$ 25,108	$ 32,543	2.00%

Other Highlights

On November 16, 2021, The Adult Day Center (“ADC”) of Somerset County honored President & CEO, James Hughes, at the Generations Gala. The ADC is a nonprofit agency providing compassionate day care services for vulnerable seniors, adults living with a disability or dementia-related illness, as well as support and education for their caregiving families. Unity Bank has been an important corporate partner of the ADC for the past six years and has funded their caregiver support group, program expansion and special events. All proceeds from the Generations Gala support the programs and services of the Adult Day Center of Somerset County. The Generations Gala raised over $270 thousand to support the vital services the ADC provides; this could not have been done without the support of Unity Bank and its customers and vendors.

Unity opened a Loan Production office in Lakewood, NJ, which will be used as a hub for commercial and residential lending in Ocean County. This office will be Unity’s southernmost office location, expanding Unity’s presence to New Jersey’s fastest growing municipality. The new lending office is a free-standing building in a strip mall. The space is approximately 1,800-square-foot, was previously operated as a bank branch by another financial institution and provides room for expansion.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.0 billion in assets and $1.8 billion in deposits. Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

December 31, 2021

				December 31, 2021 vs.
				Sept. 30, 2021	Dec. 31, 2020
(In thousands, except percentages and per share amounts)	Dec. 31, 2021	Sept. 30, 2021	Dec. 31, 2020%		%
BALANCE SHEET DATA
Total assets	$2,033,713	$1,991,115	$1,958,914	2.1%	3.8%
Total deposits	1,758,881	1,706,185	1,557,959	3.1	12.9
Total loans	1,649,448	1,664,891	1,627,817	(0.9)	1.3
Total securities	79,322	49,807	47,571	59.3	66.7
Total shareholders' equity	205,729	196,267	173,911	4.8	18.3
Allowance for loan losses	22,302	22,537	23,105	(1.0)	(3.5)

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$13,132	$12,671	$9,868	3.6	33.1
Provision for income taxes	3,387	3,212	2,524	5.4	34.2
Net income	$9,746	$9,459	$7,345	3.0	32.7

Net income per common share - Basic	$0.94	$0.91	$0.70	3.3	34.3
Net income per common share - Diluted	0.92	0.90	0.69	2.2	33.3

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.90%	1.96%	1.61%
Return on average equity	19.23	19.57	17.07
Efficiency ratio	45.55	44.15	50.31
Net interest margin	4.24	4.27	3.97
Noninterest expense to average assets	2.08	2.05	2.35

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$48,130		$31,119		54.7
Provision for income taxes	12,011		7,475		60.7
Net income	$36,119		$23,644		52.8

Net income per common share - Basic	$3.47		$2.21		57.0
Net income per common share - Diluted	3.43		2.19		56.6

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.87%		1.35%		38.5
Return on average equity	19.16		14.20		34.9
Efficiency ratio	46.09		50.80		(9.3)
Net interest margin	4.16		3.85		8.1
Noninterest expense to average assets	2.11		2.24		(5.8)

SHARE INFORMATION
Market price per share	$26.25	$23.40	$17.55	12.2	49.6
Dividends paid	0.10	0.09	0.08	11.1	25.0
Book value per common share	19.80	18.94	16.63	4.5	19.1
Average diluted shares outstanding (QTD)	10,555	10,507	10,629	0.5	(0.7)

CAPITAL RATIOS
Total equity to total assets	10.12%	9.86%	8.88%
Community bank leverage ratio	10.51	10.70	10.09

CREDIT QUALITY AND RATIOS
Nonperforming assets	$9,686	$8,802	$12,060	10.0	(19.7)
QTD net chargeoffs (recoveries) to QTD average loans	(0.02)%	0.06%	0.03%
Allowance for loan losses to total loans	1.35	1.35	1.42
Nonperforming loans to total loans	0.59	0.53	0.74
Nonperforming assets to total assets	0.48	0.44	0.62

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2021

				December 31, 2021 vs.
				Sept. 30, 2021	Dec. 31, 2020
(In thousands, except percentages)	Dec. 31, 2021	Sept. 30, 2021	Dec. 31, 2020%		%
ASSETS
Cash and due from banks	$26,053	$21,823	$22,750	19.4%	14.5%
Interest-bearing deposits	218,765	194,549	196,561	12.4	11.3
Cash and cash equivalents	244,818	216,372	219,311	13.1	11.6
Securities:
Securities available for sale	56,480	39,763	45,617	42.0	23.8
Securities held to maturity	14,276	5,151	-	177.2	100.0
Equity securities	8,566	4,893	1,954	75.1	338.5
Total securities	79,322	49,807	47,571	59.3	66.7
Loans:
SBA loans held for sale	27,373	20,130	9,335	36.0	193.2
SBA loans held for investment	36,075	37,986	39,587	(5.0)	(8.9)
SBA PPP loans	46,450	81,907	118,257	(43.3)	(60.7)
Commercial loans	931,726	924,039	839,789	0.8	10.9
Residential mortgage loans	409,355	420,835	467,586	(2.7)	(12.5)
Consumer loans	77,944	71,071	66,100	9.7	17.9
Residential construction loans	120,525	108,925	87,164	10.6	38.3
Total loans	1,649,448	1,664,891	1,627,817	(0.9)	1.3
Allowance for loan losses	(22,302)	(22,537)	(23,105)	(1.0)	(3.5)
Net loans	1,627,146	1,642,354	1,604,712	(0.9)	1.4
Premises and equipment, net	19,914	20,106	20,226	(1.0)	(1.5)
Bank owned life insurance ("BOLI")	26,608	26,587	26,514	0.1	0.4
Deferred tax assets	10,040	10,987	9,183	(8.6)	9.3
Federal Home Loan Bank ("FHLB") stock	3,550	4,403	10,594	(19.4)	(66.5)
Accrued interest receivable	9,586	9,684	10,429	(1.0)	(8.1)
Other real estate owned ("OREO")	-	-	-	-	-
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	11,213	9,297	8,858	20.6	26.6
Total assets	$2,033,713	$1,991,115	$1,958,914	2.1%	3.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$529,227	$520,572	$459,677	1.7%	15.1%
Interest-bearing demand	244,073	244,015	204,236	0.0	19.5
Savings	694,161	622,087	455,449	11.6	52.4
Time, under $100,000	194,960	217,302	264,671	(10.3)	(26.3)
Time, $100,000 to $250,000	62,668	65,570	95,595	(4.4)	(34.4)
Time, $250,000 and over	33,791	36,639	78,331	(7.8)	(56.9)
Total deposits	1,758,881	1,706,185	1,557,959	3.1	12.9
Borrowed funds	40,000	60,000	200,000	(33.3)	(80.0)
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	129	158	248	(18.1)	(47.9)
Accrued expenses and other liabilities	18,664	18,195	16,485	2.6	13.2
Total liabilities	1,827,984	1,794,847	1,785,003	1.8	2.4
Shareholders' equity:
Common stock	94,003	93,409	91,873	0.6	2.3
Retained earnings	123,037	114,337	90,669	7.6	35.7
Treasury stock, at cost	(11,634)	(11,547)	(7,443)	(0.8)	(56.3)
Accumulated other comprehensive income (loss)	322	68	(1,189)	NM*	NM*
Total shareholders' equity	205,729	196,267	173,911	4.8	18.3
Total liabilities and shareholders' equity	$2,033,713	$1,991,115	$1,958,914	2.1%	3.8%
COMMON SHARES AT PERIOD END:
Shares issued	11,094	11,063	10,961
Shares outstanding	10,391	10,363	10,456
Treasury shares	703	700	505

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2021

				December 31, 2021 vs.
	For the three months ended			Sept. 30, 2021		Dec. 31, 2020
(In thousands, except percentages and per share amounts)	Dec. 31, 2021	Sept. 30, 2021	Dec. 31, 2020	$	%	$	%
INTEREST INCOME							.
Fed funds and interest-bearing deposits	$89	$48	$23	$41	86.7%	$67		295.3%
FHLB stock	41	41	64		0.1	(23)		(36.1)
Securities:
Taxable	460	292	364	168	57.7	97		26.6
Tax-exempt	5	8	11	(3)	(35.9)	(6)		(56.9)
Total securities	465	300	375	166	55.3	90		24.0
Loans:
SBA loans	828	864	819	(36)	(4.1)	9		1.1
SBA PPP loans	1,978	1,751	1,361	227	13.0	617		45.3
Commercial loans	11,679	11,280	10,155	399	3.5	1,524		15.0
Residential mortgage loans	4,587	4,606	5,441	(20)	(0.4)	(854)		(15.7)
Consumer loans	871	736	824	135	18.3	46		5.6
Residential construction loans	1,734	1,628	1,226	105	6.5	508		41.4
Total loans	21,676	20,865	19,826	810	3.9	1,850		9.3
Total interest income	22,271	21,253	20,287	1,017	4.8	1,984		9.8
INTEREST EXPENSE
Interest-bearing demand deposits	210	247	319	(37)	(14.8)	(109)		(34.1)
Savings deposits	444	390	463	54	13.7	(19)		(4.1)
Time deposits	541	659	1,726	(118)	(18.0)	(1,185)		(68.7)
Borrowed funds and subordinated debentures	227	234	441	(7)	(3.2)	(214)		(48.6)
Total interest expense	1,422	1,531	2,949	(109)	(7.1)	(1,527)		(51.8)
Net interest income	20,849	19,723	17,339	1,126	5.7	3,510		20.2
Provision for loan losses	(319)	-	1,000	(319)	(10,000.0)	(1,319)		(131.9)
Net interest income after provision for loan losses	21,168	19,723	16,339	1,445	7.3	4,829		29.6
NONINTEREST INCOME
Branch fee income	273	294	285	(21)	(7.2)	(12)		(4.3)
Service and loan fee income	820	804	557	15	1.9	262		47.1
Gain on sale of SBA loans held for sale, net	-	-	543	-	-	(543)		(100.0)
Gain on sale of mortgage loans, net	782	968	2,027	(186)	(19.2)	(1,245)		(61.4)
BOLI income	289	138	139	151	109.6	150		108.3
Net security gains	73	202	280	(130)	(64.0)	(207)		(74.0)
Other income	388	402	424	(14)	(3.5)	(36)		(8.5)
Total noninterest income	2,624	2,809	4,254	(184)	(6.6)	(1,630)		(38.3)
NONINTEREST EXPENSE
Compensation and benefits	6,655	5,720	6,371	936	16.4	284		4.5
Processing and communications	747	747	956	()	(0.0)	(209)		(21.9)
Occupancy	670	654	650	16	2.5	20		3.1
Furniture and equipment	655	627	673	27	4.3	(18)		(2.7)
Other loan expenses	163	452	149	(289)	(63.9)	14		9.6
Professional services	402	315	340	86	27.3	62		18.3
Advertising	304	261	218	43	16.6	86		39.4
BSA expenses	37	214	623	(177)	(82.9)	(586)		(94.1)
Deposit insurance	206	198	230	8	4.1	(24)		(10.5)
Director fees	210	189	202	21	11.4	8		4.2
Loan collection & OREO expenses (recoveries)	69	62	(5)	7	11.4	74		1,486.8
Other expenses	543	423	319	120	28.4	224		70.3
Total noninterest expense	10,660	9,860	10,725	799	8.1	(65)		(0.6)
Income before provision for income taxes	13,132	12,671	9,868	461	3.6	3,264		33.1
Provision for income taxes	3,387	3,212	2,524	174	5.4	863		34.2
Net income	$9,746	$9,459	$7,345	$287	3.0%	$2,401		32.7%

Effective tax rate	25.8%	25.4%	25.6%

Net income per common share - Basic	$0.94	$0.91	$0.70
Net income per common share - Diluted	0.92	0.90	0.69

Weighted average common shares outstanding - Basic	10,376	10,372	10,532
Weighted average common shares outstanding - Diluted	10,555	10,507	10,629

*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2021

	For the years ended December 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2021	2019	$	%
INTEREST INCOME
Fed funds and interest-bearing deposits	$194	$258	$(64)	(24.9)%
FHLB stock	197	331	(134)	(40.4)
Securities:
Taxable	1,298	1,695	(397)	(23.4)
Tax-exempt	31	61	(30)	(48.9)
Total securities	1,329	1,756	(427)	(24.3)
Loans:
SBA loans	3,252	3,144	108	3.4
SBA PPP loans	7,206	3,120	4,085	130.9
Commercial loans	44,168	40,002	4,167	10.4
Residential mortgage loans	19,227	22,255	(3,028)	(13.6)
Consumer loans	3,145	3,502	(357)	(10.2)
Residential construction loans	6,063	4,547	1,516	33.3
Total loans	83,060	76,570	6,490	8.5
Total interest income	84,780	78,916	5,865	7.4
INTEREST EXPENSE
Interest-bearing demand deposits	1,073	1,344	(272)	(20.2)
Savings deposits	1,685	2,463	(778)	(31.6)
Time deposits	3,834	8,784	(4,951)	(56.4)
Borrowed funds and subordinated debentures	1,150	1,888	(738)	(39.1)
Total interest expense	7,741	14,480	(6,739)	(46.5)
Net interest income	77,039	64,436	12,604	19.6
Provision for loan losses	181	7,000	(6,819)	(97.4)
Net interest income after provision for loan losses	76,858	57,436	19,422	33.8
NONINTEREST INCOME
Branch fee income	1,130	1,046	84	8.0
Service and loan fee income	2,757	1,742	1,015	58.3
Gain on sale of SBA loans held for sale, net	741	1,642	(900)	(54.9)
Gain on sale of mortgage loans, net	4,567	6,344	(1,777)	(28.0)
BOLI income	689	613	76	12.3
Net security gains	609	93	515	553.8
Other income	1,561	1,466	95	6.5
Total noninterest income	12,054	12,946	(892)	(6.9)
NONINTEREST EXPENSE
Compensation and benefits	24,771	23,124	1,647	7.1
Processing and communications	3,050	3,155	(105)	(3.3)
Occupancy	2,661	2,543	118	4.7
Furniture and equipment	2,590	2,606	(16)	(0.6)
Professional services	1,437	1,144	293	25.6
Advertising	1,236	906	330	36.4
Other loan expenses	922	622	300	48.2
BSA expenses	701	1,800	(1,099)	(61.1)
Deposit insurance	844	674	170	25.2
Director fees	811	774	37	4.8
Loan collection & OREO expenses	135	215	(80)	(37.1)
Other expenses	1,625	1,698	(73)	(4.3)
Total noninterest expense	40,782	39,262	1,520	3.9
Income before provision for income taxes	48,130	31,119	17,010	54.7
Provision for income taxes	12,011	7,475	4,535	60.7
Net income	$36,119	$23,644	$12,475	52.8%

Effective tax rate	25.0%	24.0%

Net income per common share - Basic	$3.47	$2.21
Net income per common share - Diluted	3.43	2.19

Weighted average common shares outstanding - Basic	10,403	10,709
Weighted average common shares outstanding - Diluted	10,546	10,814

*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

December 31, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis

	For the three months ended
	December 31, 2021			December 31, 2020
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Fed funds and interest-bearing deposits	$222,683	$89	0.16%	$64,359	$23	0.14%
FHLB stock	3,526	41	4.58	5,732	64	4.44
Securities:
Taxable	60,087	460	3.04	46,873	364	3.09
Tax-exempt	1,033	6	2.39	2,491	13	2.08
Total securities (A)	61,120	466	3.03	49,364	377	3.04
Loans:
SBA loans	58,718	828	5.60	53,383	819	6.10
SBA PPP loans	61,854	1,978	12.68	134,946	1,361	4.01
Commercial loans	936,078	11,679	4.95	814,366	10,155	4.96
Residential mortgage loans	414,955	4,587	4.39	465,117	5,441	4.65
Consumer loans	74,207	871	4.65	66,963	824	4.90
Residential construction loans	116,305	1,734	5.91	84,113	1,226	5.80
Total loans (B)	1,662,117	21,676	5.17	1,618,888	19,826	4.87
Total interest-earning assets	$1,949,446	$22,272	4.53%	$1,738,343	$20,289	4.64%

Noninterest-earning assets:
Cash and due from banks	25,065			24,128
Allowance for loan losses	(22,572)			(22,907)
Other assets	80,810			75,489
Total noninterest-earning assets	83,303			76,710
Total assets	$2,032,749			$1,815,053

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$255,083	$210	0.33%	$205,049	$319	0.62%
Total savings deposits	684,215	444	0.26	461,345	463	0.40
Total time deposits	302,088	541	0.71	427,208	1,726	1.61
Total interest-bearing deposits	1,241,386	1,195	0.38	1,093,602	2,507	0.91
Borrowed funds and subordinated debentures	50,799	227	1.77	102,256	441	1.72
Total interest-bearing liabilities	$1,292,185	$1,422	0.44%	$1,195,858	$2,949	0.98%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	519,709			431,030
Other liabilities	19,824			17,025
Total noninterest-bearing liabilities	539,533			448,055
Total shareholders' equity	201,031			171,140
Total liabilities and shareholders' equity	$2,032,749			$1,815,053

Net interest spread		$20,850	4.10%		$17,341	3.66%
Tax-equivalent basis adjustment		(1)			(3)
Net interest income		$20,849			$17,338
Net interest margin			4.24%			3.97%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

December 31, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	December 31, 2021			September 30, 2021
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Fed funds and interest-bearing deposits	$222,683	$89	0.16%	$133,660	$48	0.14%
FHLB stock	3,526	41	4.58	3,706	41	4.36
Securities:
Taxable	60,087	460	3.04	41,738	292	2.78
Tax-exempt	1,033	6	2.39	1,176	10	3.26
Total securities (A)	61,120	466	3.03	42,914	302	2.79
Loans:
SBA loans	58,718	828	5.60	54,686	864	6.27
SBA PPP loans	61,854	1,978	12.68	110,239	1,751	6.30
Commercial loans	936,078	11,679	4.95	898,589	11,280	4.98
Residential mortgage loans	414,955	4,587	4.39	417,166	4,606	4.38
Consumer loans	74,207	871	4.65	66,782	736	4.37
Residential construction loans	116,305	1,734	5.91	105,908	1,628	6.10
Total loans (B)	1,662,117	21,676	5.17	1,653,370	20,865	5.01
Total interest-earning assets	$1,949,446	$22,272	4.53%	$1,833,650	$21,255	4.60%

Noninterest-earning assets:
Cash and due from banks	25,065			23,085
Allowance for loan losses	(22,572)			(22,733)
Other assets	80,810			75,961
Total noninterest-earning assets	83,303			76,313
Total assets	$2,032,749			$1,909,963

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$255,083	$210	0.33%	$227,152	$247	0.43%
Total savings deposits	684,215	444	0.26	558,354	390	0.28
Total time deposits	302,088	541	0.71	345,811	659	0.76
Total interest-bearing deposits	1,241,386	1,195	0.38	1,131,317	1,296	0.45
Borrowed funds and subordinated debentures	50,799	227	1.77	56,322	234	1.65
Total interest-bearing liabilities	$1,292,185	$1,422	0.44%	$1,187,639	$1,531	0.51%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	519,709			514,518
Other liabilities	19,824			16,077
Total noninterest-bearing liabilities	539,533			530,595
Total shareholders' equity	201,031			191,729
Total liabilities and shareholders' equity	$2,032,749			$1,909,963

Net interest spread		$20,850	4.10%		$19,725	4.09%
Tax-equivalent basis adjustment		(1)			(2)
Net interest income		$20,849			$19,723
Net interest margin			4.24%			4.27%

(C)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(D)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

December 31, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the years ended
	December 31, 2021			December 31, 2020
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Fed funds and interest-bearing deposits	$143,311	$194	0.14%	$68,507	$258	0.38%
FHLB stock	4,275	197	4.62	6,145	331	5.39
Securities:
Taxable	43,847	1,298	2.96	52,714	1,695	3.22
Tax-exempt	1,587	39	2.45	3,118	76	2.44
Total securities (A)	45,434	1,337	2.94	55,832	1,771	3.17
Loans:
SBA loans	53,279	3,252	6.10	50,354	3,144	6.24
SBA PPP loans	119,440	7,206	6.03	93,733	3,120	3.33
Commercial loans	887,525	44,168	4.98	790,093	40,002	5.06
Residential mortgage loans	430,466	19,227	4.47	463,155	22,255	4.81
Consumer loans	66,477	3,145	4.73	70,009	3,502	5.00
Residential construction loans	101,486	6,063	5.97	76,729	4,547	5.93
Total loans (B)	1,658,673	83,060	5.01	1,544,073	76,570	4.96
Total interest-earning assets	$1,851,693	$84,788	4.58%	$1,674,557	$78,931	4.71%

Noninterest-earning assets:
Cash and due from banks	23,862			22,571
Allowance for loan losses	(22,911)			(19,812)
Other assets	77,105			73,948
Total noninterest-earning assets	78,056			76,707
Total assets	$1,929,749			$1,751,264

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$227,750	$1,073	0.47%	$178,358	$1,344	0.75%
Total savings deposits	557,700	1,685	0.30	438,996	2,463	0.56
Total time deposits	376,696	3,834	1.02	448,688	8,784	1.96
Total interest-bearing deposits	1,162,146	6,591	0.57	1,066,042	12,592	1.18
Borrowed funds and subordinated debentures	68,812	1,150	1.67	112,264	1,888	1.68
Total interest-bearing liabilities	$1,230,958	$7,741	0.63%	$1,178,306	$14,480	1.23%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	493,213			389,255
Other liabilities	17,018			17,163
Total noninterest-bearing liabilities	510,231			406,418
Total shareholders' equity	188,560			166,540
Total liabilities and shareholders' equity	$1,929,749			$1,751,264

Net interest spread		$77,047	3.95%		$64,451	3.48%
Tax-equivalent basis adjustment		(8)			(15)
Net interest income		$77,039			$64,436
Net interest margin			4.16%			3.85%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

December 31, 2021

Amounts in thousands, except percentages	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$22,537	$22,801	$22,965	$23,105	$22,237
Provision for loan losses charged to expense	(319)	-	-	500	1,000
	22,218	22,801	22,965	23,605	23,237
Less: Chargeoffs
SBA loans	-	145	164	282	-
Commercial loans	1	158	21	374	150
Residential mortgage loans	-	-	-	-	-
Consumer loans	-	3	-	1	-
Residential construction loans	-	-	-	-	-
Total chargeoffs	1	306	185	657	150
Add: Recoveries
SBA loans	52	-	19	15	-
Commercial loans	32	-	1	1	18
Residential mortgage loans	-	42	-	-	-
Consumer loans	-	-	-	-	-
Residential construction loans	-	-	-	-	-
Total recoveries	84	42	20	16	18
Net (recoveries) chargeoffs	(83)	264	164	640	132
Balance, end of period	$22,302	$22,537	$22,801	$22,965	$23,105

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$510	$660	$1,713	$1,560	$2,473
Commercial loans	2,582	2,879	1,637	952	1,325
Residential mortgage loans	3,262	2,626	4,043	6,711	5,217
Consumer loans	210	-	3	-	3,045
Residential construction loans	3,122	2,637	2,289	2,565	-
Total nonperforming loans	9,686	8,802	9,685	11,788	12,060
OREO	-	-	-	-	-
Nonperforming assets	9,686	8,802	9,685	11,788	12,060
Less: Amount guaranteed by Small Business Administration	59	139	139	139	371
Net nonperforming assets	$9,627	$8,663	$9,546	$11,648	$11,689

Loans 90 days past due & still accruing	$-	$2,265	$574	$2,540	$449

Performing Troubled Debt Restructurings (TDRs)	$1,046	$1,057	$1,068	$1,079	$663

Allowance for loan losses to:
Total nonperforming loans	230.24	256.03	235.42	194.82	191.59
Nonperforming assets	230.24	256.03	235.42	194.82	191.59
Net nonperforming assets	231.65	260.15	238.85	197.15	197.67

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

December 31, 2021

(In thousands, except percentages and per share amounts)	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
SUMMARY OF INCOME:
Total interest income	$22,271	$21,254	$20,680	$20,576	$20,288
Total interest expense	1,422	1,531	2,231	2,558	2,949
Net interest income	20,849	19,724	18,449	18,018	17,340
Provision for loan losses	(319)	-	-	500	1,000
Net interest income after provision for loan losses	21,168	19,724	18,449	17,518	16,340
Total noninterest income	2,624	2,809	2,895	3,726	4,254
Total noninterest expense	10,660	9,860	10,460	9,803	10,726
Income before provision for income taxes	13,132	12,672	10,884	11,442	9,868
Provision for income taxes	3,387	3,213	2,466	2,946	2,524
Net income	$9,746	$9,459	$8,418	$8,496	$7,345

Net income per common share - Basic	$0.94	$0.91	$0.81	$0.81	$0.70
Net income per common share - Diluted	0.92	0.90	0.80	0.80	0.69

COMMON SHARE DATA:
Market price per share	$26.25	$23.40	$22.05	$22.00	$17.55
Dividends paid	0.10	0.09	0.09	0.08	0.08
Book value per common share	19.80	18.94	18.12	17.38	16.63

Weighted average common shares outstanding - Basic	10,376	10,372	10,427	10,437	10,532
Weighted average common shares outstanding - Diluted	10,555	10,507	10,569	10,565	10,629
Issued common shares	11,094	11,063	11,031	10,996	10,961
Outstanding common shares	10,391	10,363	10,416	10,422	10,456
Treasury shares	703	700	615	574	505

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.90%	1.96%	1.77%	1.85%	1.61%
Return on average equity	19.23	19.57	18.29	19.51	17.07
Efficiency ratio	45.55	44.15	49.06	45.74	50.31
Noninterest expense to average assets	2.08	2.05	2.19	2.13	2.35

BALANCE SHEET DATA:
Total assets	$2,033,713	$1,991,115	$1,973,311	$2,004,818	$1,958,914
Total deposits	1,758,881	1,706,185	1,594,316	1,628,393	1,557,959
Total loans	1,649,448	1,664,891	1,653,988	1,668,448	1,627,817
Total securities	79,322	49,807	37,054	34,551	47,571
Total shareholders' equity	205,729	196,267	188,756	181,186	173,911
Allowance for loan losses	22,302	22,537	22,801	22,965	23,105

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.53%	4.60%	4.52%	4.67%	4.64%
Interest-bearing liabilities	0.44	0.51	0.73	0.85	0.98
Net interest spread	4.10	4.09	3.79	3.82	3.66
Net interest margin	4.24	4.27	4.03	4.09	3.97

CREDIT QUALITY:
Nonperforming assets	$9,686	$8,802	$9,685	$11,788	$12,060
QTD net chargeoffs (recoveries) (annualized) to QTD average loans	(0.02)%	0.06%	0.04%	0.16%	0.03%
Allowance for loan losses to total loans	1.35	1.35	1.38	1.38	1.42
Nonperforming loans to total loans	0.59	0.53	0.59	0.71	0.74
Nonperforming assets to total assets	0.48	0.44	0.49	0.59	0.62

CAPITAL RATIOS AND OTHER:
Total equity to total assets	10.12%	9.86%	9.57%	9.04%	8.88%
Community bank leverage ratio	10.51	10.70	10.31	10.19	10.09

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	211	208	208	209	206